As filed with the Securities and Exchange Commission on September 4, 2009

Securities Act File No. 333-118634
Investment Company Act File No. 811-21625

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	9	[X]

	AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	11	[X]

Intrepid Capital Management Funds Trust

 (Exact Name of Registrant as Specified in Charter)

3652 South Third Street, Suite 200
Jacksonville Beach, Florida 32250

(Address of Principal Executive Office) (Zip Code)

(904) 246-3433

(Registrant’s Telephone Number, Including Area Code)

Mark F. Travis
Intrepid Capital Management, Inc.
3652 South Third Street, Suite 200
Jacksonville Beach, Florida 32250

 (Name and Address of Agent for Service)

With copy to:
Richard L. Teigen
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306

It is proposed that this filing will become effective (check appropriate box):

[   ]                      immediately upon filing pursuant to paragraph (b).
[   ]                      on (date) pursuant to paragraph (b).
[X]                      60 days after filing pursuant to paragraph (a)(1).
[   ]                      on (date) pursuant to paragraph (a)(1).
[   ]                      75 days after filing pursuant to paragraph (a)(2).
[   ]                      on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[INTREPID CAPITAL MANAGEMENT FUNDS TRUST LOGO]

Intrepid Small Cap Fund

Institutional Class Shares

Prospectus
_______, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Fund	1
Fees and Expenses of the Fund	3
Investment Objective	4
Principal Investment Strategies	4
Disclosure of Portfolio Holdings	4
Management of the Fund	4
Share Prices of the Fund	6
Purchasing Shares	6
Redeeming Shares	10
Exchanging Shares	13
Dividends, Distributions and Taxes	13
Financial Highlights	13
Privacy Policy	14

Intrepid Capital Management Funds Trust	1-866-996-FUND
3652 South Third Street	(Fund & Account Information)
Suite 200	http://www.intrepidcapitalfunds.com
Jacksonville Beach, FL 32250

The Intrepid Small Cap Fund is a mutual fund seeking to provide long-term capital appreciation.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Intrepid Small Cap Fund  (the “Fund”) invests and the services offered to shareholders.

QUESTIONS EVERY INVESTOR SHOULD ASK
BEFORE INVESTING IN THE FUND

1.      What is the Fund’s Goal?

The Intrepid Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

2.      What is the Fund’s Principal Investment Strategy?

Intrepid Small Cap Fund

The Intrepid Small Cap Fund normally invests at least 80% of its net assets in common stocks of small capitalization companies.  (The Intrepid Small Cap Fund defines small capitalization companies to include companies within the capitalization ranges of the Russell 2000 Index, the S&P Small Cap Index or the Dow Jones Wilshire US Small Cap Index during the most recent 12 months.  For the 12 months ended December 31, 2008, the capitalization ranges were from $50 million to $5 billion.)  The Intrepid Small Cap Fund invests in undervalued common stocks and believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  The Intrepid Small Cap Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.  In determining the presence of these factors, the Intrepid Small Cap Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission (“SEC”) as well as industry publications.  The Intrepid Small Cap Fund may engage in short-term trading.

3.      What are the Principal Risks of Investing in the Fund?

Investors in the Fund may lose money. The Intrepid Small Cap Fund is subject to the following risks:

●  Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons.

● Small-Capitalization Risk: Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies.  Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

●  Value Investing Risk:  The Fund may be wrong in its assessment of a company’s value or the market may not recognize improving fundamentals as quickly as the Fund anticipated.  In such cases, the stock may not reach the price that reflects the intrinsic value of the company.  There are periods when the value investing style falls out of favor with investors and in such periods the Fund may not perform as well as other mutual funds investing in common stocks.

● Non-Diversification Risk:  The Fund is a non-diversified fund.  As such, it may invest a greater portion of its assets in the securities of one issuer than a diversified fund.  The Fund may be more sensitive to economic, business, political or other changes than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares.

●  High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay, and will increase realized gains (or losses) to investors, which may lower a Fund's after-tax performance.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.      How has the Fund Performed?

Prior to the date of this prospectus, the shares of the Fund had no specific class designation.  As of the date of this prospectus, all of the then outstanding shares were redesignated as Investor Class shares. The Investor Class shares of the Fund commenced operations on October 3, 2005.  Because the Fund’s Institutional Class shares do not have any performance history, the bar chart and table below provide performance information for the Fund’s Investor Class shares which are offered by a separate prospectus.  The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses.  The following charts show how the Investor Class shares of the Fund have performed and provide some indication of the risks of investing in the Fund.   The bar chart shows the calendar year performance of the Fund.  The table below the Intrepid Small Cap Fund bar chart compares the performance of the Fund to the Russell 2000 Total Return Index.  Past performance, before and after taxes, does not indicate how the Fund will perform in the future.

Intrepid Small Cap Fund
Total Return per Calendar Year

The calendar year-to-date return as of September 30, 2009 was [__]%.

Best Quarter December 31, 2006    10.85%
Worst Quarter March 31, 2008       (4.63%)

Average Annual Total Returns
(For the period ending December 31, 2008)
	1 Year	(Since the Fund’s Inception)*
Intrepid Small Cap Fund
Return Before Taxes	(7.12)%	5.64%
Return After Taxes on Distributions(1)	(7.44)%	5.02%
Return After Taxes on Distributions(1)
and Sale of Fund Shares	(4.23)%	4.62%
Russell 2000 Total Return Index(2)	(33.79)%	(7.48)%

*Inception date is October 3, 2005.

(1)After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2)  The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Intrepid
SHAREHOLDER FEES	Small Cap
(fees paid directly from your investment)	Fund

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions (as a percentage of offering price)	None
Redemption Fee	2.00%(1)
Exchange Fee	None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees	1.00%
Distributions and/or Service (12b-1) Fees	None
Other Expenses(2)	0.25%
Acquired Fund Fees and Expenses(3)	0.02%

Total Annual Fund Operating Expenses	1.27%
Fee Waiver/Expense Reimbursement	-0.10%

Net Annual Operating Expenses(4)	1.17%

(1)   If you redeem shares that you have owned less than 30 days, a 2.00% fee will be deducted from the value of your redemption proceeds.  This fee is payable to the Fund.  The 2.00% redemption fee does not apply to exchanges between  the Fund and other Intrepid mutual funds, which are offered in another prospectus.   Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.
(2)  “Other Expenses”  include custodian, transfer agency, and other customary Fund expenses, and are based on estimated amounts for the Fund’s current fiscal year ending September 30, 2010.
(3)   Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  Indirect fees and expenses represent a pro rata portion of the cumulative expenses charged by the Acquired Fund, and are based on estimated amounts for the Fund’s current fiscal year ending September 30, 2010.
(4)   The Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) for the Institutional Class shares do not exceed 1.15% of  the Intrepid Small Cap Fund’s average daily net assets.  This agreement will continue in effect until September 30, 2010, with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) for the Institutional Class shares do not exceed 1.15% of the Fund’s average daily net assets in the year of reimbursement.  “Other Expenses” are presented before any waivers or expense reimbursements.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The one year expense amount and the first year of the 3 year expense amounts for the Fund reflects the “Net Annual Operating Expenses” of the Fund that result from the contractual fee waiver/expense reimbursement arrangement.  The second and third years of the 3 year expense amount for the Fund reflects the “Total Annual Fund Operating Expenses” without the contractual fee waiver/expense reimbursement arrangement.  The Example also assumes that your investment has a five percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Intrepid Small Cap Fund	$119	$393

INVESTMENT OBJECTIVE

The Intrepid Small Cap Fund seeks long-term capital appreciation. In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund may not appreciate and investors could lose money.

The Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions.  Typically these adverse conditions will result in the Fund having difficulty in finding qualifying investments.  A temporary defensive position means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund may maintain a temporary defensive position until such time as it can find securities that meet its investment criteria.  This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  As a result, the Fund may not be able to achieve its investment objective of long-term capital appreciation to the extent it invests in money market instruments.  When the Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund has a non-fundamental investment policy to normally invest 80% of its net assets in common stocks of small capitalization companies.  The Fund will provide a 60 day notice to its shareholders before implementing a change in policy.

PRINCIPAL INVESTMENT STRATEGIES

The Intrepid Small Cap Fund typically will hold common stocks of approximately 25 to 100 different companies.  When limiting its holdings to a relatively small number of positions, the Fund will invest in only the best ideas of their investment adviser. However, so limiting the number of holdings may cause the performance of the Fund to be more volatile as each position is likely to have a more meaningful impact on performance than if the Fund had invested in a greater number of securities.

The Fund typically will hold a position until either the price reaches the target valuation level or the Fund determines that the price is unlikely to reach that level.  The Fund may hold stocks for several years or longer, if necessary.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Intrepid Capital Management, Inc. (the “Adviser”), located at 3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250, is the investment adviser for the Fund.  The Adviser has been conducting an investment advisory business since 1994.  Its clientele historically and primarily consists of high net-worth individuals.  As of August 31, 2009, the Adviser had approximately $530 million in assets under management.

Under an investment advisory agreement, the Trust, on behalf of the Intrepid Small Cap Fund, compensates the Adviser at an annualized rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustee’s approval of the Intrepid Small Cap Fund’s investment advisory agreement is available in the Semi-Annual Report to Shareholders for the period ended March 31, 2008.

As investment adviser, the Adviser manages the investment portfolio of the Fund. The Adviser decides which securities to buy and sell.  All of the investment decisions by the Adviser for the Intrepid Small Cap Fund are made by a team of three investment professionals led by Eric Cinnamond.  Mr. Cinnamond has been the Vice President/Director of Research of the Adviser since 1998.  Mark Travis is a founder and has been the President of the Adviser since 1994.  Gregory Estes has been a Vice President and portfolio manager for the Adviser since 2000.  With respect to the Fund, the lead member of the team makes the final investment decisions based on the information team members provide.  Team members may also execute decisions of the lead member.

The Fund’s SAI provides additional information about the compensation of each member of the investment teams, other accounts managed by them and their ownership of shares of the Fund.

Historical Performance of Other Accounts Managed by the Adviser

The Adviser has managed portfolios similar to the Intrepid Small Cap Fund (“Small Cap Accounts”).  The Small Cap Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Small Cap Fund’s Investor Class shares. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against specified market indices.  The following performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund.  Investors should not rely on the historical performance data when making an investment decision.

All returns are time-weighted total rate of return and include the reinvestment of dividends and interest.  The performance data for the Small Cap Accounts is net of investment advisory fees and expenses.  The fees and expenses of the Small Cap Accounts, on average, were approximately the same as the annual expenses of the Institutional Class shares of the Small Cap Fund.  The Small Cap Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code.  Consequently, the performance results of the Small Cap Accounts could have been adversely affected if such accounts had been regulated as investment companies under the federal securities law.

The performance information for the indices is based on data supplied by the Adviser or from statistical services, reports or other sources that the Adviser believes are reliable, but such data has not been audited.  For the calendar years 2006 through 2008, ACA Compliance Group Beacon Verification Services performed a firm-wide GIPS verification of the Adviser.  GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.  The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

Annual Rate of Return
Years Ended December 31,	1999	2000	2001	2002	2003
Intrepid Small Cap Fund – Investor Class	n/a	n/a	n/a	n/a	n/a
Small Cap Accounts Composite(1)	(8.56)%	17.93%	20.53%	8.79%	16.91%
Russell 2000® Total Return Index(2)	21.26%	(3.02)%	2.49%	(20.48)%	47.25%

Years Ended December 31,	2004	2005	2006	2007	2008
Intrepid Small Cap Fund – Investor Class	n/a	n/a	14.59%	10.40%	(7.12)%
Small Cap Accounts Composite(1)	12.82%	3.38%	11.44%	7.96%	(7.10)%
Russell 2000® Total Return Index(2)	18.33%	4.55%	18.37%	(1.57)%	(33.79)%

(1)   Rates of return are shown net of management fees.  The annual rate of return for 1999-2008 before management fees was (7.97)%, 18.82%, 21.65%, 9.91%, 18.23%, 14.12%, 4.60%, 12.76%, 9.15% and (6.06)%, respectively.
(2)   The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

SEC Annualized Total Returns
(For the Periods Ending December 31, 2008)	One Year	Five Years	Ten Years
Intrepid Small Cap Fund - Investor Class	(7.12)%	n/a	n/a
Small Cap Accounts Composite	(7.10)%	5.45%	7.98%
Russell 2000® Index	(33.79)%	(0.93)%	3.02%

Please remember that performance may not be an indication of future rate of return.  Investors should consider qualitative circumstances when comparing investment returns and should only compare portfolios with generally similar investment objectives.

SHARE PRICES OF THE FUND

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value (“NAV”).  The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends. The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then deviding the result by the total numner of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of the Fund, the NAV of the two classes of the Fund may vary.  The Fund values most money market instruments it holds at their amortized cost.  The Fund values securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees.

Fair Value Pricing

The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell the security at the fair market value.  Market quotations may not be available, for example if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Market quotations of debt securities and equity securities not traded on a securities exchange may not be reliable if the securities are thinly traded.  Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotations and the close of trading on the NYSE.

Good Order

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  The Fund will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.  An investor’s purchase order or redemption request will be considered in good order if the letter of instruction includes the name of the Fund, the dollar amount or number of shares to be purchased or redeemed, the signature of all registered shareholders, including a signature guarantee when required, and the account number.  If an investor sends a purchase order or redemption request to the Fund’s corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

Multiple Classes

The Fund currently offers two different classes of shares, one of which, Institutional Class shares, is offered by this prospectus.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts
	● Individual Retirement Accounts	$250,000
	● All other Accounts	$250,000
	● with automatic investment plan	$250,000

b.	Existing accounts
	● Dividend reinvestment	No Minimum
	● All other investments	$100
	● with automatic investment plan; Minimum monthly draw of	$100

The Institutional Class shares are typically not available through platforms, broker-dealers or other financial intermediaries.  Unless authorized by the Adviser, the Institutional Class shares must be purchased directly through the Fund’s distributor or Transfer Agent.  The minimum initial investment in the Institutional Class shares is $250,000.  This minimum may be waived at the Adviser’s discretion.  Employees of the Adviser may be able to, at the Advisor’s discretion, purchase shares of the Institutional Class below the stated minimum investment amount.

3.  Complete the New Account Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional New Account Applications and remittance forms if you need them.)  If you have any questions, please call 1-866-996-FUND.

4.  Make your check payable to the Fund. All checks must be in U.S. dollars drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashiers checks in amounts of less than $10,000.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order of payment.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, (“USBFS” or “Transfer Agent”), will charge a $25 fee against a shareholder’s account for any payment check, automatic investment purchase or electronic funds transfer returned for any reason.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.  Send the application and check to:

BY FIRST CLASS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not send letters by overnight delivery service or express mail to the post office box address.

Making an Initial Investment by Wire

If you wish to open an account by wire, please contact the Fund’s Transfer Agent, at 1-866-996-FUND before you wire funds to make arrangements with a telephone service representative. The Fund’s Transfer Agent will require you to complete an account application which you may mail or send by overnight delivery service to the transfer agent.  Upon receipt of your completed account application, the Fund’s Transfer Agent will establish an account and an account number for you.  You may then instruct your bank to wire transfer your investment as set forth below.

Making a Subsequent Investment by Wire

To make a subsequent investment by wire, please contact the Fund’s Transfer Agent, at 1-866-996-FUND before you send your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137

For further credit to:
(Intrepid Small Cap Fund)
(Institutional Class Shares)
(investor account number)
(name or account registration)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or federal reserve wire system, or from incomplete wiring instructions.

Purchasing Shares From Other Servicing Agents

Some broker-dealers may sell Institutional Class shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

●  Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents.

●  Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

●  Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

● Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

● Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, including fee information and procedures for purchasing and selling shares of the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Fund’s Transfer Agent.  Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund’s shares.  Your shares will be purchased at the NAV determined at the close of regular trading on the day your order is received.  Telephone purchases may be made by calling 1-866-996-FUND.

Other Information about Purchasing Shares of the Fund

The Fund may reject any purchase order for any reason.  The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.

The Fund offers an Automatic Investment Plan (“AIP”) allowing shareholders to make purchases of shares on a regular and convenient basis.  The minimum purchase for an AIP is $100.  You may select the day of the month on which you would like your automatic investment to occur.  To establish an AIP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent.  The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request  The AIP may be modified or terminated by the Fund at any time. Investors should submit modifications or terminations by calling 1-866-996-FUND five days prior to effective date. Please call if you have any additional questions about establishing an AIP.

If you have elected an AIP, wire redemption, electronic funds transfer (“EFT”) purchases, EFT redemptions or a systematic withdrawal plan (see “Other Redemption Considerations” below), please include (attach) a voided check with your application.  We are unable to debit or credit mutual fund or pass-through accounts.  Please contact your financial institution to determine if it participates in the ACH system.

The Fund also offers the following retirement plans:

● Traditional Individual Retirement Account (“IRA”)
● Roth IRA
● SEP-IRA
● SIMPLE-IRA
● Coverdell Education Savings Account

Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 1-866-996-FUND. The Fund recommends that investors consult with a competent financial and tax advisor regarding any IRA before investing through them.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Anti-Money Laundering Compliance

The Fund and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds.

In compliance with the USA Patriot Act of 2001, please note that the Fund’s Transfer Agent, will verify certain information on your New Account Application as part of the Fund’s anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-866-996-FUND if you need additional assistance completing your New Account Application.

If the Fund or the Fund’s distributors do not have reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until clarifying information is received.  The Fund also reserves the right to close an account within five business days if clarifying information or documentation is not received.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund or its distributors to inform the shareholder that it has taken the actions described above.

Householding

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-866-996-FUND. We will begin sending you individual copies 30 days after receiving your request.

REDEEMING SHARES

How to Sell Shares by Mail

1. Prepare a letter of instruction containing:

• The name and class of the Fund;

• Account number(s);

• The amount of money or number of shares being redeemed;

• The name(s) on the account;

• Daytime phone number; and

• Additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s Transfer Agent, in advance, at 1-866-996-FUND if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed in the following situations:

• If a change of address was received by the Transfer Agent within the last 30 days;

• The redemption request is in excess of $100,000;

• When redemption proceeds are sent or payable to any person, address or bank account not on record;

• When establishing or modifying certain services on an account;

• If ownership is changed on your account;

• There are other unusual situations as determined by the Fund’s Transfer Agent.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notarized signature is not an acceptable signature guarantee.

4. Send the letter of instruction to:

BY FIRST CLASS MAIL:

Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:

Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI  53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the post office box address.

How to Sell Shares by Telephone

1. Instruct the Fund’s Transfer Agent, that you want the option of redeeming shares by telephone ($100 minimum).  This can be done when completing the New Account Application.  If you have already opened an account, you may write to USBFS requesting this option.  When you do so, please sign the request exactly as your account is registered.  Your request may also require the signatures guaranteed.  Shares held in individual retirement accounts cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call USBFS at 1-866-996-FUND. Please do not call the Fund or the Adviser.

4. Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Sell Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

• USBFS receives your written request in good order with all required information; or

• USBFS receives your authorized telephone request in good order with all required information.

If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

• For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

• For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire.  USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  There is a $15 fee for each wire transfer.  Proceeds may also be sent to a predetermined bank account by EFT through the ACH network if the shareholder’s financial institution is a member.  There is no charge to have proceeds sent via ACH, however, funds are typically credited within two days after redemption.  However, the Fund may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

• For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

The Fund offers a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $350,000, and the minimum amount that may be withdrawn each month, quarter or year is $100.  The SWP may be terminated or modified by the Fund at any time.  The shareholder should submit any termination or modification to the transfer agent five days prior to effective date.  To establish a SWP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent. A signature guarantee may be required. Your withdrawals may, over time, deplete your original investment—or exhaust it entirely if you make large and frequent withdrawals.  Please call 1-866-996-FUND if you have additional questions about establishing a SWP.

When redeeming shares of the Fund, shareholders should consider the following:

• The redemption may result in a taxable gain.

• Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions will be subject to federal income tax withholding.

• As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

• If you purchased shares by check or EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check or transfer of funds have cleared (which may take up to 10 days from the date of purchase).

• USBFS will send the proceeds of redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

• The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a shareholder cannot contact USBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

        • USBFS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.
       •  If your Institutional Class shares account balance falls below $250,000 for any reason, the Fund reserves the right to give you 60 days' written notice to make additional investments so that your account balance is $250,000 or more.  If you do not, the Fund may convert your Institutional Class shares into Investor Class shares, at which time your account will be subject to the policies and procedures for Investor Class shares.  Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges.  Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.
       •  While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than with cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares may harm Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares.  Accordingly, the Board of Trustees discourages frequent repurchases and redemptions of shares of the Fund by:
• Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believe might engage in frequent purchases and redemptions of Fund shares.

• Imposing a 2.00% redemption fee on redemptions that occur within 30 days of the share purchase.  The 2.00% redemption fee does not apply to exchanges between the Fund and other Intrepid mutual funds, but does apply in the case of an exchange into the First American money market fund.  In addition the redemption fee will not apply to:  (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through systematic programs such as the system withdrawal plan, automatic investment plan, and systematic exchange plans.

The Fund relies on intermediaries to determine when a redemption occurs within 30 days of purchase.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.  Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, because the Fund receives purchase and sale orders through financial intermediaries that use omnibus accounts, the Fund cannot always detect market timing.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts of financial intermediaries may be limited.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of another Intrepid mutual fund at their relative NAVs.  Before exchanging into another Intrepid mutual fund you should read its prospectus, which can be obtained by calling the Fund’s Transfer Agent.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

You may also exchange your shares to and from the First American Prime Obligations Fund (the “First American Fund”), subject to a 2% redemption fee on redemptions of Fund shares that occur within 30 days of purchase, if applicable.  Although the First American Fund is not affiliated with the Adviser the exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions.  Before exchanging into the First American Fund, you should read its prospectus.  To obtain the First American Fund’s prospectus and the necessary exchange authorization forms, call the Fund’s Transfer Agent.  This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the First American Fund.

How to Exchange Shares

1. Read this Prospectus carefully.

2. Determine the number of shares or dollars you want to exchange.  Please keep in mind that if you elected the telephone exchange privilege on your account application, your telephone exchange is subject to a $100 minimum.  If you are exchanging into the First American money market fund, the minimum exchange amount to a new account is $2,500.

3. Write to Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, WI  53201-0701 or call USBFS at 1-866-996-FUND.  USBFS charges a $5.00 fee for each telephone exchange.  There is no charge for a written exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Intrepid Small Cap Fund distributes substantially all of its net investment income annually and distributes substantially all of its capital gains annually. You have four distribution options:

• Automatic Reinvestment Option:  Both dividend and capital gains distributions will be reinvested in additional Fund shares.

• All Cash Option:  Both dividend and capital gains distributions will be paid in cash.

• Reinvest all dividend distributions and receive capital gain distributions in cash.

• Reinvest all capital gain distributions and receive dividend distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-866-996-FUND.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  You may have a taxable gain or loss as a result of exchanges between the Fund and other Intrepid mutual funds because the Internal Revenue Code treats an exchange as a sale of shares.

FINANCIAL HIGHLIGHTS

Information is not provided for the Institutional Class shares offered in this prospectus because the public offering of these shares had not commenced as of the date of this prospectus.

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

• Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

• Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not a part of the Prospectus.

To learn more about the Intrepid Small Cap Fund and its investment policies, you may want to read the Fund’s Statement of Additional Information (“SAI”).  The Fund’s SAI is incorporated by reference into the Prospectus.  This means that the contents of the SAI is legally a part of the Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors upon request without charge, simply by calling 1-866-996-FUND or visiting the Fund’s website at www.intrepidcapitalfunds.com.

Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund is also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0213
SEC File No. 811-21625

STATEMENT OF ADDITIONAL INFORMATION

Dated [___], 2009

INTREPID SMALL CAP FUND

Institutional Class Shares

3652 South Third Street
Suite 200
Jacksonville Beach, Florida 32250
Toll free 1-866-996-FUND

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated [____], 2009 of Intrepid Capital Management Funds Trust (the “Trust”).  This SAI is incorporated by reference into the Trust’s Prospectus.  A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

The following audited financial statements are incorporated by reference from the Annual Report dated September 30, 2008 of the Trust (File No. 811-21625) as filed with the Securities and Exchange Commission on Form N-CSR on December 5, 2008.

Schedule of Investments Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Financial Highlights Notes to Financial Statements

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	1
INVESTMENT CONSIDERATIONS	2
PORTFOLIO TURNOVER	5
DISCLOSURE OF PORTFOLIO HOLDINGS	5
TRUSTEES AND OFFICERS OF THE TRUST	6
MANAGEMENT OWNERSHIP, PRINCIPAL SHAREHOLDERS
AND CONTROL PERSONS	9
MANAGEMENT OF THE TRUST	10
PORTFOLIO MANAGERS	12
DETERMINATION OF NET ASSET VALUE	14
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES	14
REDEMPTION OF SHARES	15
SYSTEMATIC WITHDRAWAL PLAN	15
ALLOCATION OF PORTFOLIO BROKERAGE	16
TAXES	17
SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES	18
CAPITAL STRUCTURE	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
DESCRIPTION OF SECURITIES RATINGS	18

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus each dated [____], 2009 and, if given or made, such information or representations may not be relied upon as having been authorized by Intrepid Capital Management Funds Trust.

This SAI does not constitute an offer to sell securities.

i

FUND HISTORY AND CLASSIFICATION

The Trust is a Delaware statutory trust organized on August 27, 2004, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently has four portfolios, and the shares in any portfolio may be offered in separate classes.  The Board of Trustees of the Trust has established two classes of shares with respect to the Intrepid Small Cap Fund (the “Fund”), and this SAI relates only to one such class: the Institutional Class.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy.  The Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1.
The Fund may not purchase securities of any issuer if the purchase would cause more than five percent of the value of the Fund’s total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than ten percent of the outstanding voting securities of any one issuer, except that up to 50% of the Fund’s total assets may be invested without regard to these limitations.

2.	The Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act.

3.
The Fund may not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions), except that the Fund may (i) borrow money to the extent permitted by the 1940 Act, as provided in Investment Restriction No. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

4.	The Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

5.	The Fund may pledge, hypothecate or otherwise encumber any of its assets to secure its borrowings.

6.
The Fund may not act as an underwriter or distributor of securities other than of its shares, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

7.
The Fund may not make loans, including loans of securities, except the Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and the Fund may enter into repurchase agreements.

8.	The Fund may not invest 25% or more of its total assets (as of the time of purchase) in securities of non-governmental issuers whose principal business activities are in the same industry.

9.	The Fund may not make investments for the purpose of exercising control or acquiring management of any company.

10.	The Fund may not invest in real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

11.	The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts, options on futures contracts and other similar instruments.

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval.  These additional restrictions are as follows:

12.
The Fund will not acquire or retain any security issued by a company, an officer or trustee which is an officer or trustee of the Trust or an officer, trustee or other affiliated person of the Fund’s investment adviser.

13.	The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

14.
The Fund will not purchase the securities of other investment companies, except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Fund’s investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The Fund’s Prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However, certain restricted securities that may be resold pursuant to Regulation S or Rule 144A under the Securities Act may be considered liquid.  Regulation S permits the sale abroad of securities that are not registered for sale in the United States.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.

The Board of Trustees of the Trust has delegated to Intrepid Capital Management, Inc. (the “Adviser”) the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as:  (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell.  Illiquid restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

Borrowing

The Fund may borrow money for investment purposes, although none has any present intention of doing so. Borrowing for investment purposes is known as leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  When the Fund leverages its investments, the net asset value (“NAV”) per share will increase more when the Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value because substantially all of its assets fluctuate in value and the interest obligations on the borrowings are generally fixed.  Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three business days.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sales.

In addition to borrowing for investment purposes, the Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes.  For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  To the extent such borrowings do not exceed 5% of the value of the Fund’s total assets at the time of borrowing and are promptly repaid, they will not be subject to the foregoing 300% asset coverage requirement.

Warrants and Convertible Securities

The Fund may purchase rights and warrants to purchase equity securities.  Rights and warrants are options to purchase equity securities at a specific price valid for a specific period of time.  Investments in rights and warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.   They do not represent ownership of securities, rather the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

The Fund may also invest in convertible securities.  Convertible securities are debt securities or preferred stocks of corporations that are convertible into or exchangeable for common stocks.  The Adviser will select only those convertible securities for which it believes (i) the underlying common stock is a suitable investment for the Fund; and (ii) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation.  Most of the Fund’s investment in convertible debt securities will be rated less than investment grade.  Debt securities rated less than investment grade are commonly referred to as “junk bonds.”  For additional information regarding convertible securities, please see “High Yield Securities” below.

High Yield Securities

The Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term).  These debt securities may be rated investment grade by Standard & Poor’s® (“S&P®”) or Moody’s Investors Service©, Inc. (“Moody’s”).  Securities rated BBB by S&P® or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.

The Fund may also invest in securities that are rated below investment grade, commonly referred to as junk bonds or high yield securities.  Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal.  Market prices of high yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities.  Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest.  Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities are generally less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and the Fund’s NAV.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund, including high yield securities, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.  Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of a Fund’s net assets.

In response to adverse publicity or investor perceptions, the secondary market for high yield securities may at times become less liquid making it more difficult for a Fund to accurately value or dispose of high yield securities.  To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero-coupon or pay-in-kind securities.  The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law.  Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests.  To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds.  A Fund may retain a portfolio security whose rating has been changed.

Money Market Instruments

The Fund may invest in cash and money market securities in order to take a temporary defensive position or have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by S&P® or Prime-1 or Prime-2 by Moody’s.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities.  The Adviser will monitor the creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund.  In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss.  The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods of time, such as one week or less, but may be longer.  It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments).  In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

American Depository Receipts

The Fund may invest in American Depository Receipts (“ADRs”).  ADRs evidence ownership of underlying securities issued by a foreign corporation.  ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.  The Fund may invest in sponsored and unsponsored ADRs.

Other

Although the Fund may sell securities short or write put or call options to the extent permitted by the 1940 Act, the Fund currently has no intention of doing so. In addition, although the Fund may enter into futures contracts, options on futures contracts and other similar instruments, the Fund currently has no intention of doing so.

Temporary Investments

The Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  As a result, the Fund will not be able to achieve its investment objective of long-term capital appreciation or capital appreciation to the extent it invests in money market instruments.  When the Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

PORTFOLIO TURNOVER

   The Fund does not actively trade for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. High portfolio turnover in any year (100% or higher) will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian

The Fund has entered into arrangements with certain third party service providers (fund administrator, independent registered public accounting firm and custodian) for services that require these groups to have access to the Fund’s portfolios on a daily basis.  For example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit that requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolios unless specifically authorized by the Fund.

Rating and Ranking Organizations

The Fund may provide its portfolio holdings to the following rating and ranking organizations:

Morningstar®, Inc.
Lipper
Standard & Poor’s® Ratings Group
Bloomberg™, L.P.
Thomson™ Financial Research

The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Fund may not pay these organizations or receive any compensation from them for providing this information.

The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to ten business days following the end of the period.

Website Disclosure

The Fund publishes its top ten holdings at the end of each calendar quarter on its website at www.intrepidcapitalfunds.com.  This information is updated approximately 15 to 30 business days following the end of each fiscal quarter.  It is available to anyone that visits the website.

Oversight

The officers of the Trust are responsible for decisions authorizing the disclosure of portfolio holdings.  The Trust’s Chief Compliance Officer addresses issues relating to the disclosure of portfolio holdings, if any, in its annual report to the Trustees.

TRUSTEES AND OFFICERS OF THE TRUST

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Board is responsible for the overall management of the Trust.  This includes the general supervision and review of the Fund’s investment policies and activities.  The Board approves all significant agreements between the Trust and those parties furnishing services to it, which include agreements with the Adviser, Administrator, Custodian and Transfer Agent.  The Board appoints officers who conduct and administer the Fund’s day-to-day operations.

Trustees’ and Officers’ Information

Certain important information regarding each of the trustees and officers of the Trust (including their principal occupations for at least the last five years) is set forth on the following pages.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees(1)
Mark F. Travis c/o Intrepid Capital Management Funds Trust 3652 South Third Street Suite 200 Jacksonville Beach, FL 32250 Age 47	Trustee and President	Indefinite Term; Since November 2004	President, Intrepid Capital Management, Inc. (1995-present); Chief Executive Officer, Intrepid Capital Management, Inc. (2003-present).	Four	None

(1)
“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.  Mr. Travis is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees(1)
Roy F. Clarke c/o Intrepid Capital Management Funds Trust 3652 South Third Street Suite 200 Jacksonville Beach, FL 32250 Age 69	Trustee	Indefinite Term; Since November 2004	Retired dentist and private investor (2001-present).	Four	None
Peter R. Osterman, Jr. c/o Intrepid Capital Management Funds Trust 3652 South Third Street Suite 200 Jacksonville Beach, FL 32250 Age 61	Trustee	Indefinite Term; Since November 2004	Chief Financial Officer, PVI Holdings, Inc. (industrial valve company) (2008-present); Chief Financial Officer, W&O Supply, Inc. (a distribution company) (2001-2008).	Four	None
Ed Vandergriff, Jr. c/o Intrepid Capital Management Funds Trust 3652 South Third Street Suite 200 Jacksonville Beach, FL 32250 Age 60	Trustee	Indefinite Term; Since November 2004	President, Development Catalysts (a real estate finance and development company) (2000-present).	Four	None

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Officers
Donald C. White c/o Intrepid Capital Management Funds Trust 3652 South Third Street Suite 200 Jacksonville Beach, FL 32250 Age 48	Secretary and Treasurer	Indefinite Term; Since November 2004	Chief Financial Officer, Intrepid Capital Management Inc. (2003-present).	N/A	N/A

Equity Ownership of Trustees as of December 31, 2008

Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Mark F. Travis	Roy F. Clarke	Peter R. Osterman, Jr.	Ed Vandergriff, Jr.
Intrepid Small Cap Fund	$50,001-$100,000	$1 - $10,000	$10,001-$50,000	$50,001 - $100,000
Aggregate Dollar Range of Equity Securities in the Intrepid Capital Management Funds Trust*	Above $100,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000

* The Trust consists of 4 separate mutual fund portfolios, one if which is discussed in this SAI.

Compensation

The Trust’s standard method of compensating non-interested Trustees is to pay each such Trustee an annual retainer of $1,000 and a fee of $1,000 for each meeting of the Board of Trustees attended, which fees are then invested in shares of the portfolios offered by the Trust as designated by each Trustee.  The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees.  The Trust does not provide pension or retirement benefits to its Trustees and officers.  The aggregate compensation paid by the Trust to each Trustee during the Trust’s fiscal period ending September 30, 2008 is set forth below:

Name of Person, Position	Aggregate Compensation from the Intrepid Small Cap Fund	Total Compensation from Trust Paid to Trustees*
Independent Trustees
Roy F. Clarke	$828	$5,000
Peter R. Osterman, Jr.	$828	$5,000
Ed Vandergriff, Jr.	$828	$5,000
Interested Trustees
Mark F. Travis, President & Treasurer	$0	$0

* The Trust consists of 4 separate mutual fund portfolios, one if which is discussed in this SAI.

Committees

The Trust’s Board of Trustees has created an Audit Committee, whose members are Messrs. Clarke, Osterman and Vandergriff.  The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Trust’s internal controls and to review certain other matters relating to the Trust’s independent registered public accounting firm and financial records.  The Trust’s Board of Trustees has no other committees.  The Audit Committee met twice during the Trust’s fiscal year ending September 30, 2008.

Proxy Voting Policy

The Fund has directed the Adviser to vote proxies in accordance with the “Wall Street Rule” (i.e., the Adviser will either vote as management recommends or sell the stock prior to the meeting).  The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of the Fund.  Consistent with its duty of care, the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of the Fund.  In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording the Board the opportunity to direct the Adviser in the voting of such securities.

Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available at the Fund’s website at http://www.intrepidcapitalfunds.com or the website of the SEC at http://www.sec.gov.

Code of Ethics

The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act.  Subject to certain conditions, the code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

MANAGEMENT OWNERSHIP, PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of [October 1], 2009, the following persons owned of record or are known by the Trust to own of record or own beneficially 5% or more of the Fund’s outstanding Investor Class shares (Institutional Class shares were not offered for sale until the date of this SAI).

Name and Address	% Ownership	Nature of Ownership
[ ]	[ ]%	Holder of Record

As of [October 1], 2009, the Trustees and Officers as a group owned [less than 1%] of the outstanding shares of the Fund.

MANAGEMENT OF THE TRUST

Investment Adviser

The investment adviser to the Fund is Intrepid Capital Management, Inc., 3652 South Third Street, Suite 200, Jacksonville Beach, FL 32250.  The Adviser is a wholly-owned subsidiary of Intrepid Capital Corporation.

Pursuant to the Advisory Agreement, the Adviser furnishes continuous investment advisory services to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Trustees of the Trust may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund.  Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining their organization; bears all sales and promotional expenses of the Fund, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and trustees of the Trust (except the fees paid to trustees who are not officers of the Trust).  For the foregoing, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.

The Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing the registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering their shares with the SEC and in various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions.  The Trust also pays the fees of trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of assets of the Fund, expenses of calculating NAVs and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

Pursuant to the Advisory Agreements, the Adviser has undertaken to reimburse the Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00%.

In addition, under a separate agreement, the Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that net annual operating expenses (excluding acquired fund fees and expenses) do not exceed 1.15% for the Institutional Class shares of the Fund, through September 30, 2010. Only the Board of Trustees has the power to terminate such agreement prior to its expiration date with respect to the Fund. The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made pursuant to these agreements made in the prior three fiscal years provided that after giving effect to such reimbursement, Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund making the reimbursement do not exceed 1.15% of the average daily net assets in the year of reimbursement for the Institutional Class shares of the Fund, in the year of reimbursement.

The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreements will remain in effect as long as their continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the majority of the Fund’s shareholders on a 60 day written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  Each Advisory Agreement also provides that the Adviser and its officers, trustees and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The table below shows the amount of advisory fees paid by the Fund and the amount of fees waived and/or reimbursed by the Adviser for the fiscal periods shown.

	Advisory Fees Incurred	Waived Fees and/or Reimbursed expenses by Adviser	Recouped Fees and Expenses	Net Fees paid to the Adviser
Intrepid Small Cap Fund*
Year Ended September 30, 2008	$131,663	$43,926	$0	$87,737
Year Ended September 30, 2007	$33,383	$95,022	$0	$0
Year Ended September 30, 2006	$14,154	$83,916	$0	$0

*   The Fund commenced operations on October 3, 2005.

Waived fees and/or reimbursed expenses subject to potential recovery by the Adviser by year of expiration are as follows:

	Year of Expiration
	9/30/09	9/30/10	9/30/11
Intrepid Small Cap Fund	83,916	95,022	43,926

Administrator

The administrator to the Trust is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”).  Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) entered into between the Trust and the Administrator relating to the Fund, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares the Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains the Fund’s financial and accounting records and generally assists in all aspects of the Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator will receive from the Fund a fee, paid monthly, at an annual rate of 0.08% for the first $300 million of the Fund’s average net assets, 0.07% for the next $500 million of the Fund’s average net assets and 0.04% of the Fund’s average net assets in excess of $800 million, plus reimbursement for out-of-pocket expenses.  Notwithstanding the foregoing, the Administrator’s minimum annual fee is $32,000 for the Fund.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust upon the giving of a 90 day written notice to the Administrator, or by the Administrator upon the giving of a 90 day written notice to the Trust.

Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The table below shows the amount of fees paid by the Fund to the Administrator for the fiscal period shown.

Fiscal Period	Intrepid Small Cap Fund*
Year Ended September 30, 2008	$33,044
Year Ended September 30, 2007	$32,403
Year Ended September 30, 2006	$32,215

*       The Intrepid Small Cap Fund commenced operations on October 3, 2005.

Custodian

U.S. Bank, N.A., (the “Custodian”) 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bancorp Fund Services, LLC and the Distributor, serves as custodian of the assets of the Fund pursuant to a Custody Agreement.  Under the Custody Agreement, the Custodian has agreed to (i) maintain a separate account in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and; (v) make periodic reports to the Fund concerning the Fund’s operations.

Transfer Agent, Dividend Disbursing Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, also serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Agreement.  As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Fund.

In addition, the Trust has entered into a Fund Accounting Servicing Agreement with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.  For its accounting services, USBFS is entitled to receive fees from the Fund, payable monthly, based on the total annual rate of $25,000 for the first $30 million in average net assets of the Fund, 0.0150% on the next $300 million of average net assets, and 0.0100% on average net assets exceeding $330 million, plus reimbursement for out-of-pocket expenses.

Distributor

Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS and the Custodian, acts as distributor for the Fund under a Distribution Agreement.  Its principal business address is 615 East Michigan Street, Milwaukee, WI 53202.  The Distributor sells the Fund’s shares on a best efforts basis.  Shares of the Fund are offered continuously.

For the fiscal year ended September 30, 2008, the Distributor received $42,635 as compensation from the Trust for distribution services for the Trust.

PORTFOLIO MANAGERS

The sole investment adviser to the Fund is Intrepid Capital Management, Inc.  The portfolio managers for the Fund have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2008.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Travis	1 $32.5 million	1 $23 million	0	0	1 $23 million	0
Eric Cinnamond	0	0	30 $520 million	0	0	0
Gregory Estes	0	0	106 $105 million	0	0	0

The portfolio managers are responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account, the fact that one account has a performance-based investment advisory fee and certain trading practices used by the portfolio managers (for example, cross trade between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate these conflicts.  In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross trade securities between the Fund and policies to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2008.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method)
Mark Travis	Salary	Intrepid Capital Management, Inc.
Mr. Travis’ salary is determined on an annual basis and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio.

	Bonus	Intrepid Capital Management, Inc.	Mr. Travis receives a bonus based on the profitability of the Adviser.
Eric Cinnamond	Salary	Intrepid Capital Management, Inc.
Mr. Cinnamond’s salary is determined on an annual basis and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio.

	Bonus	Intrepid Capital Management, Inc.	Mr. Cinnamond receives a bonus based on his performance and the profitability of the Adviser.
Gregory Estes	Salary	Intrepid Capital Management, Inc.
Mr. Estes’ salary is determined on an annual basis and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio.

	Bonus	Intrepid Capital Management, Inc.	Mr. Estes receives a bonus based on his performance and the profitability of the Adviser.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2008, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Portfolio Manager	Dollar Range of Shares

Mark Travis	$10,001-$50,000
Eric Cinnamond	$100,001 - $500,000
Gregory Estes	None

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund will normally be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning.  The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day.  On those days the Fund may, but is not obligated to, determine its NAV.

The per share NAV of the Fund is determined by dividing the value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.  Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of the Fund, the NAV of the two classes of the Fund may vary.  In determining the NAV of the Fund’s shares, securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the NASDAQ® Global Select Market or the NASDAQ® Capital MarketSM (collectively “NASDAQ® traded securities”) are valued at the NASDAQ® Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and NASDAQ® traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Any securities for which there are no readily available market quotations and other assets will be valued at their value as determined in good faith by the Board of Trustees.

Since the Institutional Class shares of the Fund have not commenced operations prior to the date of this SAI, an example of how the Investor Class shares of the Fund calculated its net asset value per share as of September 30, 2008 is as follows:

Intrepid Small Cap Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding
$20,493,703		$11.60
1,766,978

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Fund offers an automatic investment option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account on the schedule (e.g., monthly or quarterly) the shareholder selects.  The minimum amount required to open an account with an automatic investment plan is $250,000 and the minimum investment amount thereafter is $100 per month.

The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members can be used for telephone transactions.  Shares will be purchased at the NAV calculated on the day of your purchase order if your purchase order is received prior to the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time).   The minimum amount that can be transferred by telephone is $100.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

REDEMPTION OF SHARES

A shareholder’s right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

The Fund imposes a 2% redemption fee on the value of shares redeemed less than 30 days after purchase.  The 2% redemption fee does not apply to exchanges between the Funds.  The redemption fee will not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through systematic programs such as the system withdrawal plan, automatic investment plan and systematic exchange plans.  The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

In calculating whether a redemption of the Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current NAV of the shares as of the redemption date.

SYSTEMATIC WITHDRAWAL PLAN

An investor who owns Institutional Class shares of the Fund worth at least $350,000 at the current NAV may, by completing an application which may be obtained from the Trust or USBFS, create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the investor at regular intervals.  To establish the SWP, the investor deposits Fund shares with the Trust and appoints the Trust as agent to effect redemptions of shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account.  Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Trust is required.  The investor’s signature may be required to be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemptions of shares in the account at NAV.  Redemptions will be made in accordance with the schedule (e.g., monthly, quarterly or yearly, but in no event more frequently than monthly) selected by the investor.  If a scheduled redemption is a weekend or a holiday, such redemption will be made on the next business day.  Because a SWP may reduce, and eventually deplete, your account over time, investors may want to consider reinvesting all income dividends and capital gains distributions payable by the Fund.  The investor may purchase or transfer additional Fund shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS in writing five days prior to the effective date.

ALLOCATION OF PORTFOLIO BROKERAGE

General

The Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Trust’s Board of Trustees.  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Trust’s Board of Trustees.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs.  Many of these transactions involve payment of a brokerage commission by the Fund.  In some cases, transactions are with firms who act as principals of their own accounts.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when a market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage Commissions

An aggregate brokerage commission paid by the Fund for the following fiscal periods is shown in the table below:

		Brokerage Fees Paid
Fund	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Intrepid Small Cap Fund	$50,574	$11,457	$2,855

The Intrepid Small Cap Fund paid higher brokerage commissions in fiscal 2008 compared to fiscal 2007 due to an increase in net assets.

Aggregate brokerage commissions paid by the Fund to brokers who provided brokerage and research services for the fiscal year ended September 30, 2008 are shown in the table below.

Intrepid Small Cap Fund

Commissions Paid to Brokers Who Supplied Research Services	$14,242

Total Dollar Amount Involved in Such Transactions	$6,537 ,065

TAXES

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

Taxation as Regulated Investment Company

The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to qualify as a regulated investment company under Subchapter M, the Fund must have at least 90% of its annual gross income derived from qualified sources and the Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other code requirements.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Tax Character of Distributions and Redemptions

The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Furthermore, if the NAV of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him or her.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Backup Withholding

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the under reporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example:  (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of the Fund; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders or if filling a vacancy would result in less than two-thirds of the trustees having been elected by shareholders.  However, matters affecting only one particular class can only be voted on by shareholders of that class.  In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding.  Trustees may appoint successor Trustees.

CAPITAL STRUCTURE

Shares of Beneficial Interest

The Trust will issue new shares at its most current NAV.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund and have identical voting, dividend, redemption, liquidation and other rights.  The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust’s Board of Trustees engaged Deloitte & Touche LLP, located at 555 East Wells Street, Milwaukee, Wisconsin 53202, to perform the annual audits of the Fund.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1.”

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings.

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

1.	Leading market positions in well-established industries.

2.	High rates of return on funds employed.

3.	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

4.	Broad margins in earnings coverage of fixed financial charges end high internal cash generation.

5.	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

The Fund may invest in debt securities of foreign countries rated AAA or AA by Standard & Poor’s.

Standard & Poor’s Ratings For Corporate Bonds

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” or “BBB- rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-“ rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-“ rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating.
C
The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CC” or “CC-“ debt rating.  The “C” rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

D
Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during the period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Ratings for Bonds

Aaa
Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds that are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C

OTHER INFORMATION

Item 23.		Exhibits.

(a)	(1)	Certificate of Trust is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 2004.
(2)
Agreement and Declaration of Trust is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 2004.

(b)		By-Laws are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 2004.
(c)		Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and Bylaws.
(d)	(i)(A)
Investment Advisory Agreement with Intrepid Capital Management, Inc. for Intrepid Capital Fund is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(i)(B)
Investment Advisory Agreement with Intrepid Capital Management, Inc. for Intrepid Small Cap Fund is herein incorporated by reference from the Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 13, 2005.

(i)(C)
Investment Advisory Agreement with Intrepid Capital Management, Inc. for Intrepid Income Fund is herein incorporated by reference from the Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 13, 2007.

(i)(D)
Investment Advisory Agreement with Intrepid Capital Management, Inc. for Intrepid All Cap Fund is herein incorporated by reference from the Post-Effective Amendment No. 6 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 16, 2007.

(e)	(i)
Distribution Agreement between Intrepid Capital Management, Inc and Quasar Distributors, LLC is herein incorporated by reference from the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(ii)
Second Amendment to the Distribution Agreement, dated June 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

(iii)
Third Amendment to the Distribution Agreement, dated October 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

(f)		Bonus, profit sharing contracts – None
(g)	(i)
Custodian Agreement between Intrepid Capital Management Funds Trust and U.S. Bank National Association is herein incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(ii)
Second Amendment to the Custody Agreement, dated June 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

(iii)
Third Amendment to the Custody Agreement, dated October 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

(h)	(i)(A)
Fund Administration Servicing Agreement between Intrepid Capital Management Funds Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(i)(B)
First Amendment to the Fund Administration Servicing Agreement, dated June 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008

(i)(C)
Second Amendment to the Fund Administration Servicing Agreement, dated October 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

	(i)(D)	Third Amendment to the Fund Administration Servicing Agreement – to be filed by amendment.
(ii)(A)
Transfer Agent Agreement between Intrepid Capital Management Funds Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(ii)(B)
Second Amendment to the Transfer Agent Servicing Agreement, dated June 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

(ii)(C)
Third Amendment to the Transfer Agent Servicing Agreement, dated October 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

	(ii)(D)	Fourth Amendment to the Transfer Agent Servicing Agreement – to be filed by amendment.
(iii)(A)
Fund Accounting Servicing Agreement between Intrepid Capital Management Funds Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(iii)(B)
First Amendment to the Fund Accounting Servicing Agreement, dated June 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

(iii)(C)
Second Amendment to the Fund Accounting Servicing Agreement, dated October 8, 2007, is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2008.

	(iii)(D)	Third Amendment to the Fund Accounting Servicing Agreement – to be filed by amendment.
(i)
Opinion and consent of counsel is herein incorporated by reference from the Post-Effective Amendment No. 6 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 16, 2007.

(j)	(i)
Consent of Independent Registered Public Accounting Firm is herein incorporated by reference from the Post-Effective Amendment No. 8 to the Trustee’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2009.

(ii)
Consent of Independent Registered Public Accounting Firm, The GriggsGroup CPAs is herein incorporated by reference from the Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 28, 2005.

(iii)
Consent of Independent Registered Public Accounting Firm, Ennis, Pellum & Associates, P.A. is herein incorporated by reference from the Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 28, 2005.

(iv)
Powers of Attorney is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 3, 2004.

	(v)	Consent of ACA Compliance Group Beacon Verification Services - to be filed by amendment.
(k)		Financial statements omitted from prospectus – None
(l)
Initial Capital Agreements – Subscription agreement is herein incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 8, 2004.

(m)	(i)
Form of Service and Distribution Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 2004.

(n)		Rule 18f-3 Plan – to be filed by amendment.
(o)		Reserved
(p)	(i)
Code of Ethics of the Intrepid Capital Management Funds Trust and Intrepid Capital Management, Inc. is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 2004.

Item 24.	Persons Controlled by or Under Common Control with Registrant

None.

Item 25.	Indemnification

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.  In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.                      Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.                      Principal Underwriter

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
AIP Alternative Strategies Funds	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters' Select Funds Trust
Artio Global Equity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Artio Global Investment Funds	Monetta Fund, Inc.
Brandes Investment Trust	Monetta Trust
Brandywine Blue Fund, Inc.	MP63 Fund, Inc.
Brazos Mutual Funds	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Country Mutual Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prospector Funds, Inc.
First American Strategy Funds, Inc.	Purisima Funds
Fort Pitt Capital Funds	Quaker Investment Trust
Glenmede Fund, Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	Rockland Funds Trust
Greenspring Fund, Inc.	Thompson Plumb Funds, Inc.
Guinness Atkinson Funds	TIFF Investment Program, Inc.
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	Underlying Funds Trust
Hennessy Funds, Inc.	USA Mutuals Funds
Hennessy Mutual Funds, Inc.	Wexford Trust
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds

(b)           To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)	Not applicable.

Item 28.                      Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 3652 South Third Street, Suite 200, Jacksonville Beach, Florida; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29.                      Management Services

Not applicable.

Item 30.                      Undertakings

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville Beach and State of Florida on September 4, 2009.

Intrepid Capital Management Funds Trust

By:  /s/Mark F. Travis
                  Mark F. Travis
  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Mark F. Travis	President and Trustee	September 4, 2009
Mark F. Travis

/s/Donald C. White	Secretary and Treasurer	September 4, 2009
Donald C. White

Roy F. Clarke*	Trustee	September 4, 2009
Roy F. Clarke

Peter R. Osterman, Jr.*	Trustee	September 4, 2009
Peter R. Osterman, Jr.

Ed Vandergriff, Jr.*	Trustee	September 4, 2009
Ed Vandergriff, Jr.

*By: /s/Mark F. Travis
Mark F. Travis Attorney-In Fact as Power of Attorney previously filed and incorporated herein by reference.